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                                                                   Exhibit 10.13

                      COMMERCIAL LEASE AND DEPOSIT RECEIPT


         RECEIVED FROM Hudson Lock, Inc., 81 Apsley Street, Hudson, MA 01749 (hereinafter referred to as "Lessee"), the sum of Two Thousand Five Hundred ($2,500) Dollars, evidenced by _____________ as a deposit, which, upon acceptance of this lease, shall belong to Lessor and shall be applied as follows:

Rent for the period from 09/01/98 to 09/30/98:                        $ 1,250.00
Security Deposit:                                                       1,250.00
                                                                      ----------
Total:                                                                $ 2,500.00

         In the event that this lease is not accepted by the Lessor within 15 days, the total deposit shall be refunded.

         Lessee hereby offers to lease from Lessor the premises situated in the City of Hudsonville, Ottawa County, MI, described as 5040 40th Avenue, upon the following terms and conditions:

         1. TERM. The term hereof shall commence on September 1, 1998, and expire on August 31, 2001.

         2. RENT. The total rent shall be $45,000.00, payable as follows:
$1,250.00 for 36 months, due and payable on the first day of each month. All rents shall be paid to the Lessor or his authorized agent, at the following address: 1670 Ottawa Beach Road, Holland, MI 49424.

         3. USE. The premises are to be used for the operation of distribution and light assembly of security hardware, and for no other purpose, without prior written consent of the Lessor.

         4. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld.

         5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities.

         6. MAINTENANCE, REPAIRS, ALTERATIONS. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including electrical wiring, plumbing and heating installations and any other system or equipment upon the promises and shall surrender the same, at termination hereof, in as good condition as received, normal wear

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and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls and structural foundations. Lessee's expense for repair of mechanical systems shall be limited to $500.00 per year. Lessee shall also maintain in good condition any lawns and shrubbery.

         No improvement or alteration of the premises shall be made without the prior written consent of the Lessor.

         7. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agent to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "For Lease" signs and permit persons desiring to lease the same to inspect the premises thereafter.

         8. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

         9. POSSESSION. If Lessor is unable to deliver possession at the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within ____ days of the commencement of the term hereof.

         10. INSURANCE. Lessee, at his expense, shall maintain public liability insurance, including bodily injury and property damage, insuring Lessee and Lessor with minimum coverages as follows: $1,000,000.00. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage.

                  To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

         11. TRADE FIXTURES. Any and all improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove all his trade fixtures, but shall repair or pay for all repairs necessary for damages to the premises occasioned by removal.

         12. SECURITY. The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder. Lessor may, but shall not he obligated to apply all or portions of said deposit on account of Lessee's obligations hereunder. Any balance


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remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the Security Deposit in payment of the last month's rent.

         13. DEPOSIT REFUNDS. The balance of all deposits shall be refunded within two weeks from date possession is delivered to Lessor or his authorized agent, together with a statement showing any charges made against such deposits by Lessor.

         14. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

         15. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the name, postage prepaid, to Lessee at the premises, or Lessor at address shown below, or at such other places as may be designated by the parties from time to time.

         16. TIME. Time is of the essence of this lease.

         17. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

         18. ESTOPPEL CERTIFICATE. Lessee shall at any time, upon written notice from Lessor, execute, acknowledge and deliver to Lessor an estoppel Certificate.

         19. LATE PAYMENT CHARGES. Any payment of rent not paid when due shall incur a late charge of Ten Dollars ($10.00) per day until paid. Determination of when a payment is late shall be made by the Lessor based upon the postmark of the envelope containing the payment or, if the Payment is hand delivered, the date payment is actually made.

         20. ADDENDUM. An addendum, signed by the parties, is attached hereto.

         21. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the Parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made part of this lease before the Parties' execution hereof: NONE.


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         The undersigned Lessee hereby acknowledges receipt of a copy hereof.

DATED: August 20, 1998

                                        Lessee:

                                        HUSDON LOCK, INC.


                                        By: /s/ Michael Colecchi
                                            ----------------------------
                                            Its: President

                                            81 Aspley Street
                                            Hudson, MA  01749
                                            (978) 362-3481

                                   ACCEPTANCE


         The undersigned Lessor accepts the foregoing offer and agrees to lease the herein described premises on the terms and conditions herein specified.

         The undersigned Lessor hereby acknowledges receipt of a copy hereof.

DATED: August 17, 1998

                                        Lessor:


                                        /s/ Jim Jelsema
                                        ----------------------------
                                        Jim Jelsema, Owner

                                        11 Ottawa Beach Road
                                        Holland, MI 49424
                                        (616) 399-9463


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                                    ADDENDUM


         This is an addendum to the lease dated August 17, 1998, covering the premises located at 5040 40th Avenue, Hudsonville, Michigan.

         Lessor and Lessee agree as follows:

1. Lessor agrees to be responsible for any environmental contamination of the premises existing prior to the commencement of this lease.

2. Lessor agrees to insure, or bear the personal responsibility for, all casualties to the premises. Lessee will insure their own property contained in or on the premises. These responsibilities are in addition to actions numbered 8 and 10 in the lease.

3. Lessor agrees that Lessee may modify or remove the concrete steps on the north side of the building. All expenses incurred from the removal, modification and/or replacement of the steps shall be paid by the Lessee. Lessee and Lessor agree to put the details of any removal, modification and/or replacement of the steps in writing, prior to the commencement of any such activity.

                                        LESSOR


                                        /s/ Jim Jelsema
                                        ----------------------------
                                        Date: August 17, 1998


                                        LESSEE:


                                        /s/ Michael Colecchi
                                        ----------------------------
                                        Date: August 20, 1998


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